UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2008

NEENAH PAPER, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32240	20-1308307
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

(678) 566-6500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.02  Termination of a Material Definitive Agreement

On June 24, 2008, Neenah Paper, Inc. (the “Company”) assigned its rights, obligations and interest in that certain Amended and Restated Pulp Supply Agreement between the Company and Kimberly-Clark Global Sales, Inc (“Kimberly-Clark”) dated as of August 29, 2006, as amended (the “Pulp Supply Agreement”), to Northern Pulp Nova Scotia Corporation (“NPNS”).  The Pulp Supply Agreement, and various amendments thereto, have previously been filed with the SEC.  The assignment was part of the Company’s transfer of its Pictou, Nova Scotia, pulp mill operations to NPNS, as described in a Form 8-K filed by the Company on June 24, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Date: June 27, 2008	/s/ STEVEN S. HEINRICHS
Steven S. Heinrichs Senior Vice President, General Counsel and Secretary

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